UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date Of Report (Date Of Earliest Event Reported): May 15, 2008 (May 15, 2008)
PACIFIC OFFICE PROPERTIES TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)
Commission File Number: 1-9900

Maryland (State or Other Jurisdiction of Incorporation or Organization)	86-0602478 (I.R.S. Employer Identification No.)
233 Wilshire Blvd., Suite 830, Santa Monica, CA 90401
(Address of Principal Executive Offices, Including Zip Code)
310-395-2083
(Registrant’s Telephone Number, Including Area Code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
Signature(s)
Exhibit Index
Press Release

Item 2.02.	Results of Operations and Financial Condition.
     On May 15, 2008, Pacific Office Properties Trust, Inc. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2008 and certain other information. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.
     The information furnished in this report under this Item 2.02, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Pacific Office Properties Trust, Inc., dated May 15, 2008

Signature(s)
     Pursuant to the Requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

PACIFIC OFFICE PROPERTIES TRUST, INC.

Dated: May 15, 2008	/s/ James M. Kasim

Name: James M. Kasim
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Pacific Office Properties Trust, Inc., dated May 15, 2008